SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date earliest event reported) August 13, 2002


Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.

1-11299      ENTERGY CORPORATION                     72-1229752
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000



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Form 8-K


Item 9.    Regulation FD Disclosure.

      The information in this Current Report on Form 8-K, including the exhibits listed below, is being furnished, not filed, pursuant to Regulation FD. The information in this report and in such exhibits shall not be incorporated by reference into any registration statement filed pursuant to the Securities Act of 1933, as amended.

      On August 13, 2002, pursuant to an Order of the Securities and Exchange Commission, Entergy Corporation's principal executive officer and principal financial officer each filed with the SEC a written statement, under oath, as to the accuracy of certain of the company's filings previously made with the SEC under the Securities Exchange Act of 1934, as amended. The written statements and a press release issued by the company are attached as exhibits to this report.

     99.1 Certificate of J. Wayne Leonard, principal executive officer.

     99.2 Certificate of C. John Wilder, principal financial officer.

     99.3 Release, dated August 13, 2002, issued by Entergy.






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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:  /s/ Nathan E. Langston
                                             Nathan E. Langston
                                             Senior Vice President and
                                             Chief Accounting Officer



Dated: August 13, 2002